Branch Sales and Consolidations	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Branch Sales and Consolidations

3. BRANCH SALES AND CONSOLIDATIONS

During 2013, the Company consolidated three leased branch offices into one existing branch office. The Company recognized $439 thousand in expenses as a result of this consolidation. During 2012, the Company consolidated three owned branch offices and one leased branch office into existing branch offices. As a result of these 2012 consolidations, the Company added the three owned branch offices to the real estate owned portfolio in the amount of $1.4 million, which included a loss on the transfer of $236 thousand. No branch sales or consolidations occurred in 2011.